AEROV, FIRST AVIATION SERVICES' E-COMMERCE SUBSIDIARY,
                    ANNOUNCES ALLIANCES WITH ARINC AND FEDEX
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WESTPORT, CONNECTICUT, June 22, 2000 -- First Aviation Services (NASDAQ: FAVS)
announced the signing of a memorandum of understanding to form a strategic alliance between AeroV and ARINC, one of the world's largest suppliers of aerospace communications and information processing systems.

ARINC, a global aerospace communications provider, intends to acquire a 25% equity interest in AeroV. AeroV's online marketplace will now connect directly to ARINC's global electronic data interchange network. This network serves the procurement requirements of several hundred airlines and aerospace companies, providing immediate access to the network that supports over 700 aviation industry companies, trading partners, service providers and government agencies worldwide.

AeroV also announced today it will enhance its initial launch capabilities by collaborating with FedEx Express, the world's largest express transportation service. AeroV will integrate FedEx Express' transportation services into its online marketplace to allow streamlined online ordering to be seamlessly combined with fast, dependable, fully traceable package delivery.

"Together, AeroV, ARINC and FedEx Express offers a powerful solution for aerospace companies of all sizes to do business together via the Internet and existing EDI networks," said Cline York, AeroV's chief operating officer.

Mr. York added, "AeroV is an integrated trading exchange that provides a neutral, independent marketplace for buying, selling and trading aircraft parts, supplies and services over the Internet. AeroV is able to serve the needs of the world's leading airlines with their highly sophisticated computer systems as well as operators equipped with nothing more than a computer, standard Web browser and an Internet connection. AeroV's unique system is the industry's complete, cross-platform, supply-chain service that immediately allows aerospace companies to do business faster, smarter and more efficiently using the Web."


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ARINC alliance

AeroV's alliance with ARINC, which is based in Annapolis, Md., tightly couples the SPEC 2000 aerospace EDI network with AeroV's robust e-commerce capabilities. SPEC 2000 is the aerospace industry's established standard for exchanging documents and messages electronically.

"We thoroughly examined every conceivable aerospace e-commerce service available in the marketplace today," said John Belcher, ARINC's president and chief operating officer. "What we found in AeroV clearly was the best solution to help aerospace companies face today's challenges head-on. The beauty of the AeroV model is the fact that, while it's cutting edge, it does not disrupt or intrude upon the way a company does business today. It's a sensible approach to business evolution in the digital economy."

"AeroV and its strategic alliances help companies step into e-procurement in a rational, practical and incremental way," said Michael Culver, Chief Executive Officer of First Aviation. "By seamlessly merging SPEC 2000 EDI, which is already deeply integrated with the airlines' internal systems, with AeroV's state-of-the-art Internet marketplace, airlines can immediately automate their existing procurement processes across various supplier platforms, achieve the benefits of an open-market environment while reducing processing costs. AeroV unites various technologies - enterprise resource planning system, EDI and the Internet - within its global, mission critical, neutral marketplace to deliver value through new business models."

Purchasing agents and supply-chain professionals representing everyone from major global airlines, manufacturers and the military to single location fixed-base operators can search for an aircraft part, place an order, purchase the part and track delivery all in real time. The closed-loop system, which easily integrates with existing electronic data interchange and inventory management tools, makes the product visible at every step in the transaction process. In addition, the AeroV system allows users to easily switch from being buyers to being sellers of aerospace parts and services.


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FedEx relationship

As an international shipping leader, FedEx Express is an excellent global transportation provider for AeroV. By integrating AeroV's supply-chain system with the FedEx rating, routing, shipping and tracking capabilities, the two companies will provide a streamlined process of ordering and delivering parts and supplies to online customers.

"Accurate, real-time information is critical to successful trading exchanges," said David Roussain, vice president of electronic commerce for FedEx. "By integrating with FedEx, AeroV can leverage our real-time tracking, visibility and time-definite delivery to operate a more responsive supply chain. Furthermore, AeroV will be able to provide an enhanced level of customer service to merchants and customers participating in the exchange."

About AeroV

AeroV is a mission-critical procurement platform developed exclusively for the aerospace industry that delivers value to every user, providing a practical tool for capturing the benefits of e-commerce without disrupting current business practices and processes.

Aerospace companies may choose to interact with the entire AeroV System, or limit participation to transactions with only established trading partners. The AeroV System integrates with legacy systems, giving every company the ability to communicate using full SPEC 2000 and ANSI X.12 messaging without costly set-up fees or downtime. AeroV is a subsidiary of Westport, Conn.-based First Aviation Services.

About First Aviation

First Aviation, located in Westport, CT is a worldwide leader in providing services to aircraft operators of some of the most widely used military, commercial and general aviation aircraft. Its operations include Aerospace Products International, a leader in the supply of aerospace products and services worldwide. In addition to the product lines it distributes, API offers overhaul and repair services for brakes and starter/generators and provides custom-built hose assemblies. With locations in the U.S., Canada and Asia Pacific, plus global partners throughout the world, API continues to be the fastest growing supplier of aviation products and inventory management solutions in the industry.

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For more information visit the company's Web site at www.AeroV.com and visit
www.firstaviation.com.

Forward-Looking Statements

Information included in this release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect the Company's current expectations concerning future events and results. Such forward-looking statements, including those concerning the Company's expectations, involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control, that may cause the Company's actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In evaluating such statements as well as the future prospects of the Company, specific consideration should be given to various factors, including the ability of the Company to attract additional strategic partners to AeroV, the ability to attract customers and users of the online marketplace system, and the need and availability of additional financing, and other items that are beyond the Company's control and may cause actual results to differ from management's expectations.

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Contacts

Cline York
AeroV
Chief Operating Officer
(512) 917-3461
cline@aerov.com
www.AeroV.com

John A. Marsalisi
Vice President & Chief Financial Officer
First Aviation Services Inc.
(203) 291-3303
jmarsalisi@firstaviation.com